Park Sterling Corporation
2016Q1 Earnings Conference Call

(NASDAQ: PSTB)

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April 28, 2016

Forward Looking Statements

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This presentation contains, and Park Sterling and its management may make, certain statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts and often use words such as "may," "plan," "contemplate," "anticipate," "believe," "intend," "continue," expect," "project," "predict," "estimate," "could," "should," "would," "will," "goal," "target" and similar expressions. These forward-looking statements express management's current expectations or forecasts of future events, results and conditions and, by their nature, are subject to risks and uncertainties and there are a number of factors that could cause actual results to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: synergies and other financial benefits from the merger with First Capital Bancorp, Inc. ("First Capital") may not be realized within the expected time frames; costs or difficulties related to integration matters might be greater than expected; changes in loan mix, deposit mix, capital and liquidity levels, emerging regulatory expectations and measures, net interest income, noninterest income, noninterest expense, credit trends and conditions, including loan losses, allowance for loan loss, charge-offs, delinquency trends and nonperforming asset levels, deterioration in the credit quality of the loan portfolio or the value of collateral securing loans, deterioration in the value of securities held for investment, the impacts of a potential increasing rate environment, and other similar matters with respect to Park Sterling; inability to identify and successfully negotiate and complete additional combinations with other potential merger partners or to successfully integrate such businesses into Park Sterling, including the company's ability to adequately estimate or to realize the benefits and cost savings from and limit any unexpected liabilities acquired as a result of any such business combinations; failure to generate an adequate return on investment related to new branches or other hiring initiatives; inability to generate future organic growth in loan balances, retail banking, wealth management, mortgage banking or capital markets results through the hiring of new personnel, development of new products, including new online and mobile banking platforms for treasury services, opening of *de novo* branches or otherwise; inability to capitalize on identified revenue enhancements or expense management opportunities, including the inability to achieve or maintain adjusted operating expense to adjusted operating revenue targets; inability to generate future ATM and card income from marketing expenses; variability in the performance of covered loans and associated loss-share related expenses; the effects of negative or soft economic conditions, including stress in the commercial real estate markets or failure of continued recovery in the residential real estate markets; changes in consumer and investor confidence and the related impact on financial markets and institutions; the possibility of recognizing other than temporary impairments on holdings of collateralized loan obligation securities as a result of the Volcker Rule; the potential impacts of any government shutdown or debt ceiling impasse, including the risk of a U.S. credit rating downgrade or default, or continued global economic instability, which could cause disruptions in the financial markets, impact interest rates, and cause other potential unforeseen consequences; fluctuations in the market price of the common stock, regulatory, legal and contractual requirements, other uses of capital, financial performance, market conditions generally, and future actions by the board of directors, in each case impacting repurchases of common stock or declaration of dividends; legal and regulatory developments, including changes in the federal risk-based capital rules; increased competition from both banks and nonbanks; changes in accounting standards, rules and interpretations, inaccurate estimates or assumptions in accounting, including acquisition accounting fair market value assumptions and accounting for purchased credit-impaired loans, and the impact on Park Sterling's financial statements; and management's ability to effectively manage credit risk, market risk, operational risk, legal risk, and regulatory and compliance risk.

You should not place undue reliance on any forward-looking statement and should consider all of the following uncertainties and risks, as well as those more fully discussed in any of Park Sterling's filings with the SEC. Forward-looking statements speak only as of the date they are made, and Park Sterling undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made.

NON-GAAP FINANCIAL MEASURES

Certain financial measures contained herein represent non-GAAP financial measures. For more information about these non-GAAP financial measures and the presentation of the most directly comparable financial measures calculated in accordance with GAAP and accompanying reconciliations, see the appendix in this presentation.

First Quarter Highlights

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- Attained strong operating results
  - Adjusted net income*, excluding merger related expenses and loss on sale of securities, totaled $6.2 million, or $0.12 per share, an increase of $1.4 million (29%) from December 31, 2015
  - Net income on a reported basis totaled $2.7 million, or $0.05 per share, reflecting $5.2 million in merger-related expenses
  - Using the combined balances of PSTB and First Capital Bancorp, Inc. ("First Capital") as of January 1, 2016 as the starting point, loans and deposits grew at a steady pace of 7% (annualized) and 6% (annualized), respectively
  - Credit quality remained exceptional, with only 0.42% of loans categorized as non-performing and net recoveries of $212 thousand during the quarter
  - Noninterest income reflected our balanced business model as service charge income and mortgage banking results countered softer capital markets, wealth and card income
  - Continued to show disciplined expense management as the adjusted efficiency ratio (adjusted operating expenses to adjusted operating revenues*) improved to 65.44% in the quarter from 67.84% in the fourth quarter of 2015, reflecting operating leverage from First Capital
  - Financial condition remained strong with tangible common equity to tangible assets* at 8.87% and Tier 1 leverage ratio at 9.76%
  - Declared cash dividend on common shares of $0.03 per share (April 2016)

- Completed merger with First Capital
  - Combined company has $3.2 billion in total assets, $2.3 billion in total loans, and $2.5 billion in total deposits at Q1' 2016
  - Systems conversions scheduled for May 2016
  - Cost saves running ahead of expectations at announcement– expected to be fully achieved in the third quarter of 2016
  - Significant progress during the quarter in integrating sales activities and credit process

*Unaudited. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to December 31, 2015 and the three months then ended.

Distinctive Franchise with Attractive Footprint

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- Attractive franchise created since embarking on enhanced growth strategy following the bank's August 2010 public offering
  - Largest regional community banking franchise headquartered in the attractive Charlotte-Concord-Gastonia MSA
  - Strong and growing presence in the attractive Richmond MSA
  - Approximately 88% of deposits in markets with projected population growth above the national average
  - Additional origination capabilities in Greenville, Charleston, Raleigh and Wilmington

- Distinguishing strengths
  - Located in some of the most attractive high growth markets in the Southeast
  - Talented and experienced bankers that are well known in their markets
  - Broad array of products and services that position us to fully meet the needs of our target customer segments and provide a diverse stream of revenues
  - Strong balance sheet with sufficient capital and liquidity to grow our businesses
  - High quality loan portfolio and strong credit culture


95
Richmond
VA
85
Greensboro
Raleigh
NC
Charlotte
Greenville
Rock Hill
Greenwood
85
26
SC
Wilmington
Charleston
GA
95
PSTB Branch (57)

Sources: SNL and company information.

Progress in Building our "Regional Community Bank"

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Expanding Our Footprint

	2010 Pre-IPO	2011Q4	2012Q4	2014Q2	2016Q1
Legacy Institutions	• Park Sterling	• Park Sterling • Community Capital	• Park Sterling • Community Capital • Citizens South	• Park Sterling • Community Capital • Citizens South • Provident Community	• Park Sterling • Community Capital • Citizens South • Provident Community • First Capital
Total Assets	$0.5 billion	$1.1 billion	$2.0 billion	$2.2 billion	$3.2 billion
Number of Employees	47	263	458	541	551
Number of Branches	3	24	44	54	57
Operating States	• North Carolina	• North Carolina • South Carolina	• North Carolina • South Carolina • Georgia	• North Carolina • South Carolina • Georgia • Virginia *(de novo)*	• North Carolina • South Carolina • Georgia • Virginia
Major Growth Markets	• Charlotte, NC • Wilmington, NC	• Charlotte, NC • Wilmington, NC • Charleston, SC • Greenville, SC • Raleigh, NC	• Charlotte, NC • Wilmington, NC • Charleston, SC • Greenville, SC • Raleigh, NC	• Charlotte, NC • Wilmington, NC • Charleston, SC • Greenville, SC • Raleigh, NC • Rock Hill, SC • Richmond, VA *(de novo)*	• Charlotte, NC • Wilmington, NC • Charleston, SC • Greenville, SC • Raleigh, NC • Rock Hill, SC • Richmond, VA

First Capital Merger

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Attractive Strategically

- Closed merger with First Capital on January 1, 2016
  - Leading Richmond community bank with ten well-positioned branches
  - Exceptional combined banking team that supports Park Sterling's local market activities
  - Ability to leverage combined company's larger balance sheet and broader product capabilities
  - Advances vision of building a regional community bank in the Carolinas and Virginia

Attractive Financially

- Enhances combined company's operating efficiency
  - Immediately accretive to earnings per share
  - Double-digit earnings per share accretion when targeted cost savings achieved
  - Double-digit internal rate of return
  - Potential revenue synergies by cross-selling customer base
  - Integration moving along ahead of initial announcement timeline, with core conversion scheduled for May 2016

Attractive Risk Profile

- Attractive risk profile and strong cultural fit
  - Deep local and executive knowledge of Richmond market and familiarity with customers
  - Strong management with proven integration experience
  - Maintains strong balance sheet and attractive asset quality

Earnings Profile – First Quarter

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Three Month Results

	2015Q1	2015Q4	2016Q1	Linked Quarter Change	% Change
Adjusted Net Income*					
Total interest income	$ 22,185	$ 22,239	$ 30,162	$ 7,923	36%
Total interest expense	1,759	2,264	3,565	1,301	57%
Net interest income	20,426	19,975	26,597	6,622	33%
Provision for loan losses	180	409	556	147	36%
Net interest income after provision	20,246	19,566	26,041	6,475	33%
Adjusted noninterest income*	4,501	4,523	4,733	210	5%
Adjusted operating expense*	19,017	16,966	20,960	3,994	24%
Adjusted pretax income*	5,730	7,123	9,814	2,691	38%
Income tax expense	1,867	2,332	3,646	1,314	56%
Adjusted net income*	$ 3,863	$ 4,791	$ 6,168	$ 1,377	29%
Adjusted net income per share*	$ 0.09	$ 0.11	$ 0.12	$ 0.01	8%
Weighted average dilutive shares	*44,326,833*	*44,322,428*	*52,599,584*	*8,277,156*	19%
Reported Net Income					
Adjusted pretax income*	$ 5,730	$ 7,123	$ 9,814	$ 2,691	38%
Less: (Gain) loss on sale of securities	-	-	6	6	100%
Less: Merger-related expenses	122	1,396	5,193	3,797	272%
Reported pretax income	5,608	5,727	4,615	(1,112)	-19%
Income tax expense	1,825	1,952	1,874	(78)	-4%
Net income	$ 3,783	$ 3,775	$ 2,741	$ (1,034)	-27%
Net income per share	$ 0.09	$ 0.09	$ 0.05	$ (0.04)	-45%
Memo Items					
Adj. operating expense to adj. operating revenue*	74.90%	67.84%	65.44%		

- 1Q'16 results include the impact of First Capital
- Strong operating results with adjusted net income* of $6.2 million and adjusted net income per share* of $0.12
  - Adjusted net income* up 29% from 4Q'15
  - Adjusted EPS* up 8% from 4Q'15
- Performance driven by:
  - Steady loan and deposit growth
  - Modest improvement in net interest margin yield, after adjusting for increases in yields due to purchase accounting contribution of First Capital acquired loans
  - Superior credit quality
  - Modest growth across diversified noninterest income sources
  - Disciplined expense management

*(Unaudited; 2015Q4 derived from audited financial statements; $ in thousands, except per share amounts. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix) (1) Financial comparisons to December 31, 2015 and the three months then ended.*

Net Interest Income

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Three Month Results

	2015Q1	2015Q4	2016Q1	Linked Quarter Change	% Change
Interest Income (Expense) (non-tax equivalent basis)					
Loans, including fees	$ 19,111	$ 19,284	$ 27,124	$ 7,840	41%
Marketable securities	2,929	2,823	2,834	11	0%
Other earning assets	145	132	204	72	55%
Total interest income	22,185	22,239	30,162	7,923	36%
Interest expense - deposits	(1,227)	(1,646)	(2,415)	(769)	47%
Interest expense - borrowed funds	(532)	(618)	(1,150)	(532)	86%
Total interest expense	(1,759)	(2,264)	(3,565)	(1,301)	57%
Net interest income	$ 20,426	$ 19,975	$ 26,597	$ 6,622	33%
Yield on average earning assets	4.17%	3.92%	4.28%		
Yield on average interest-bearing liabilities	-0.41%	-0.51%	-0.63%		
Net interest spread	3.77%	3.41%	3.65%		
Net interest margin	3.84%	3.52%	3.78%		
Average Balance					
Loans, including LHFS	$ 1,602,486	$ 1,705,899	$ 2,274,824	$ 568,925	33%
Marketable securities	492,582	501,907	503,201	1,294	0%
Other earning assets	60,930	44,599	55,667	11,068	25%
Total earning assets	2,155,998	2,252,405	2,833,692	581,287	26%
Interest-bearing deposits	1,527,111	1,587,039	1,997,209	410,170	26%
Borrowed funds	227,775	188,195	290,455	102,260	54%
Total interest-bearing liabilities	$ 1,754,886	$ 1,775,234	$ 2,287,664	$ 512,430	29%
Noninterest bearing deposits	$ 341,488	$ 350,836	$ 469,046	$ 118,210	34%
Purchased Performing FMV Adjustments					
Beginning FMV adjustment on purchased performing loans	$ (2,974)	$ (2,194)	$ (2,132)	$ 62	-3%
Increase from First Capital	-	-	(5,200)	(5,200)	100%
Accretion to interest income:					
First Capital	-	-	1,027	1,027	100%
All other mergers	282	62	255	193	311%
Ending discount on purchased performing loans	$ (2,692)	$ (2,132)	$ (6,050)	$ (3,918)	184%

- Net interest income grew 33% from 4Q'15 and net interest margin rose to 3.78% from 3.52%
- Average loans up 33% and average interest-bearing deposits up 26%. Adjusting for the First Capital average loans at closing, average loans were up approximately 13% annualized
- Loan yields increased 32 bps to 4.80% from 4.48% in 4Q'15.
  - Approximately 9 bps- inclusion of First Capital and impact of Fed Funds rate increase
  - Approximately 19 bps- driven by accretion of net discount on First Capital purchased performing loans
  - Approximately 3 bps- strong performance in loan fees, rising from $370 thousand to $556 thousand
  - Approximately 2 bps- related to the payoff of a previously charged off relationship
- Cost of deposits was 0.49%, a slight increase of 7 bps reflecting higher rates from First Capital
- Wholesale funding costs rose from 0.99% to 1.38% reflecting the impact of the increase in the Fed funds rate in December, as well as a full quarter impact of the $30 million unsecured term loan associated with cash consideration for First Capital

(Unaudited; 2015Q4 derived from audited financial statements; $ in thousands. Net interest income includes accretion from purchase accounting adjustments associated with acquired loans.)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix). (1) Financial comparisons to December 31, 2015 and the three months then ended.*

Noninterest Income

Three Month Results

	2015Q1	2015Q4	2016Q1	Linked Quarter Change	% Change
Adjusted noninterest Income*					
Service charges on deposit accts	$ 1,019	$ 1,439	$ 1,489	$ 50	3%
Mortgage banking income	951	699	775	76	11%
Income from wealth mgmt activities	862	887	803	(84)	-9%
ATM and card income, net	694	647	573	(74)	-11%
Income from bank-owned life insurance (BOLI)	768	371	988	617	166%
Income from capital markets activities	398	437	68	(369)	-84%
Amortization of indemnification asset	(394)	(165)	(147)	18	-11%
Other noninterest income	203	208	184	(24)	-12%
Total adjusted noninterest income*	$ 4,501	$ 4,523	$ 4,733	$ 210	5%
Gain (Loss) on sale of securities	-	-	(6)	(6)	100%
Total noninterest income	$ 4,501	$ 4,523	$ 4,727	$ 204	5%
Memo Items					
Discretionary assets held	$ 406,541	$ 434,346	$ 339,198		
Non-discretionary assets held	36,874	32,289	31,174		
Total wealth management assets	$ 443,415	$ 466,635	$ 370,372		
Mortgage origination - purchase	$ 15,497	$ 16,101	$ 14,656		
Mortgage origination - refinance	21,593	10,049	13,430		
Mortgage origination - construction	20,281	18,746	14,764		
Total mortgage origination	$ 57,371	$ 44,896	$ 42,850		

- Noninterest income showed modest growth in the quarter reflecting the benefit of diversified sources
  - Service charges increased at a healthy 3% pace during the quarter
    - Continued emphasis on expanded treasury services to support growth in the coming quarters
  - Mortgage banking income was up 11% reflecting strong pipeline and the expanded hiring of experienced mortgage loan officers
  - Wealth income declined due to a decrease in assets under management and a decline in market valuations
  - ATM and card income decreased, reflecting
    - the continued movement in the market to lower margin PIN-authenticated transactions
  - BOLI income included a $402 thousand death benefit above normal earnings
  - Capital markets fees down on lower volume and $145 thousand in credit valuation adjustments
    - Pipeline is strong headed into 2Q'16

(Unaudited; 2015Q4 derived from audited financial statements; $ in thousands)
** Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix). (1) Financial comparisons to December 31, 2015 and the three months then ended.*

Noninterest Expenses

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Three Month Results

	2015Q1	2015Q4	2016Q1	Linked Quarter Change	% Change
Adjusted Operating Expenses*					
Salaries and employee benefits	$ 10,431	$ 9,187	$ 11,862	$ 2,675	29%
Occupancy and equipment	2,555	2,680	3,115	435	16%
Data processing and service fees	1,651	1,669	2,001	332	20%
Legal and professional fees	707	497	555	58	12%
Deposit charges and FDIC insurance	392	413	432	19	5%
Loss on disposal of fixed assets, net	237	50	(6)	(56)	-112%
Communication fees	578	480	482	2	0%
Postage and supplies	148	99	160	61	62%
Loan and collection expense	153	194	37	(157)	-81%
Core deposit intangible amortization	347	347	458	111	32%
Advertising and promotion	374	269	302	33	12%
Net cost of operation of OREO	35	(23)	266	289	-1257%
Other noninterest expense	1,409	1,104	1,296	192	17%
Total adjusted operating expenses*	$ 19,017	$ 16,966	$ 20,960	$ 3,994	24%
Merger-related expense	122	1,396	5,193	3,797	272%
Total noninterest expenses	$ 19,139	$ 18,362	$ 26,153	$ 7,791	42%
Memo Items					
FTE headcount (#)	503	475	551		

- Adjusted operating expenses* to operating revenue* dropped to 65% from 68% linked quarter.
  - Reflects disciplined expense management and initial operating leverage from First Capital addition
- Salaries and employee benefits expense includes $181 thousand of non-merger related severance expense and a $1 million increase in incentive accrual as 4Q'15 included a year-end downward adjustment
- OREO expenses reflect a $141 thousand writedown of a previously closed branch
- First Capital acquisition running ahead of initial schedule with conversion moved to May from September
  - On track to realize the full $6.1 million in announced cost saves by 3Q'16

(Unaudited; 2015Q4 derived from audited financial statements; $ in thousands)
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the table above). (1) Financial comparisons to December 31, 2015 and the three months then ended.

Balance Sheet Trends

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Period-End Balance Sheet Composition

	2015Q1	2015Q4	2016Q1	Linked Quarter Change	% Change
Cash and equivalents	$ 63,123	$ 70,526	$ 92,452	$ 21,926	31%
Total securities (including non-marketable)	503,027	502,758	514,440	11,682	2%
Loans held for sale	9,987	4,943	7,593	2,650	54%
Loans	1,614,852	1,741,815	2,279,143	537,328	31%
Allowance for loan losses	(8,590)	(9,064)	(9,832)	(768)	8%
Premises and equipment, net	58,796	55,658	65,494	9,836	18%
FDIC loss share receivable	2,333	943	1,477	534	57%
OREO	10,283	5,451	4,410	(1,041)	-19%
Bank-owned life insurance	57,494	58,633	69,202	10,569	18%
Deferred tax asset	33,314	28,971	30,088	1,117	4%
Goodwill and intangibles	39,809	38,768	76,520	37,752	97%
Other assets	13,436	14,862	22,750	7,888	53%
Total assets	$ 2,397,864	$ 2,514,264	$ 3,153,737	$ 639,473	25%
Total deposits	1,884,137	1,952,662	2,497,983	545,321	28%
Total borrowings	203,752	239,262	268,014	28,752	12%
Other liabilities	30,857	37,636	38,229	593	2%
Total liabilities	2,118,746	2,229,560	2,804,226	574,666	26%
Shareholders' equity	279,118	284,704	349,511	64,807	23%
Total liabilities and shareholders' equity	$ 2,397,864	$ 2,514,264	$ 3,153,737	$ 639,473	25%
Memo Items					
Adjusted return on average tangible common equity*	6.58%	7.74%	9.06%		
Tangible book value per share*	$ 5.44	$ 5.60	$ 5.22		
Tangible common equity to tangible assets*	10.15%	9.93%	8.87%		
Period end dilutive shares	*43,995,016*	*43,895,204*	*52,252,362*		

- Increase in total assets reflects addition of First Capital and organic loan growth.
  - First Capital added approximately $629 million in assets on Day 1 (adjusted for fair values) including $500 million in loans, $508 million in deposits, $35 million of goodwill and $4 million of core deposit intangibles
- Organic loan growth from the closing of the First Capital merger through the end of the quarter was $37 million, or 7% annualized
- Total borrowings include $20 million of additional FHLB borrowings and $9 million of junior subordinated debt from First Capital, as well as a $30 million unsecured term loan associated with First Capital cash consideration

*(Unaudited; 2015Q4 derived from audited financial statements; $ in thousands) * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix). (1) Financial comparisons to December 31, 2015 and the three months then ended.*

Loan Portfolio (excluding LHFS)

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Period-end Loan Composition

	2015Q1	2015Q4	2016Q1	Linked Quarter Change	% Change	% of Total Loans
Commercial and industrial	$ 186,295	$ 246,907	$ 334,027	$ 87,120	35%	14.7%
CRE - Owner-occupied	337,739	331,222	374,428	43,206	13%	16.4%
CRE - Investor income producing	470,555	506,110	723,539	217,429	43%	31.8%
AC&D	163,138	164,125	322,667	158,542	97%	14.2%
Other commercial	5,931	8,601	10,167	1,566	18%	0.4%
Total commercial loans	1,163,658	1,256,965	1,764,828	507,863	40%	77.5%
Residential mortgage	209,384	223,884	235,737	11,853	5%	10.4%
Home equity lines of credit (HELOC)	154,415	157,378	177,594	20,216	13%	7.8%
Residential construction	59,233	72,170	71,117	(1,053)	-1%	3.1%
Other loans to individuals	25,845	28,817	27,245	(1,572)	-5%	1.2%
Total consumer loans	448,877	482,249	511,693	29,444	6%	22.5%
Deferred costs	2,317	2,601	2,622	21	1%	0.1%
Total loans (excluding loans held for sale)	$ 1,614,852	$ 1,741,815	$ 2,279,143	$ 537,328	31%	100.0%

Loans by Market Segment

	2015Q1	2015Q2	2015Q3	2015Q4	2016Q1
Metro markets	$ 850,408	$ 901,320	$ 938,072	$ 971,933	$ 1,522,239
Community markets	396,124	384,977	375,962	362,456	348,990
Central business units	368,320	371,166	386,090	407,426	407,914
Total loans (excluding LHFS)	$ 1,614,852	$1,657,463	$ 1,700,124	$ 1,741,815	$ 2,279,143

- First Capital added approximately $500 million, in metro markets
  - Commercial loans increased to 78% of the total loan portfolio from 72%, reflecting First Capital historic focus on business lending
- Loans continue to be weighted to higher growth metro markets
- Commercial loan production (1) remained strong at $145 million for the quarter



Quarterly Commercial Loan Production (1) ($ in thousands)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$100,670
$128,767
$135,635
$121,521
$145,387
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1

(Unaudited; 2015Q4 derived from audited financial statements; $ in thousands)
(1) Commercial loan production includes all commercial loan funding and committed draw requests from Builder Finance. (2) Financial comparisons to December 31, 2015 and the three months then ended.

Asset Quality

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Asset Quality Trends

	2015Q1	2015Q4	2016Q1	Linked Quarter Change	% Change
Asset Quality Measures					
Nonaccrual loans	$ 6,397	$ 4,326	$ 6,595	$ 2,269	52%
Troubled debt restructurings	3,273	2,774	2,696	(78)	-3%
Loans 90+-days past due, and still accruing	10	1,151	293	(858)	-75%
Nonperforming loans	9,680	8,251	9,584	1,333	16%
OREO (covered and non-covered)	10,283	5,451	4,410	(1,041)	-19%
Nonperforming assets	$ 19,963	$ 13,702	$ 13,994	$ 292	2%
Nonperforming loans to total loans (%)	0.60%	0.47%	0.42%		
Nonperforming assets to total assets (%)	0.83%	0.54%	0.44%		
Net charge-offs (recoveries)	$ (148)	$ 87	$ (212)		
Annualized net charge-offs to average loans (%)	-0.04%	0.02%	-0.04%		
Allowance for Loan Losses	$ 8,590	$ 9,064	$ 9,832		
ALLL to total loans (%)	0.53%	0.52%	0.43%		
ALLL to non-acquired loans* (%)	0.74%	0.66%	0.68%		
Aggregate FMV adjustment	$ 32,209	$ 28,173	$ 33,589		
Adjusted allowance*	$ 40,799	$ 37,237	$ 43,421		
Adjusted allowance to total loans* (%)	2.53%	2.14%	1.91%		
OREO Analysis					
Covered OREO	$ 1,713	$ 1,240	$ 985	(255)	-21%
Noncovered OREO	8,570	4,211	3,425	(786)	-19%
	$ 10,283	$ 5,451	$ 4,410	$ (1,041)	-19%

- Credit quality remains outstanding
  - Net recoveries during the quarter of $212k
  - Nonperforming loans up $2.2 million primarily due to one relationship that is expected to be resolved through the sale of the business in 2Q'16.
  - Nonperforming loan and nonperforming assets ratios at very modest levels of 0.42% and 0.44% respectively
- Continued successful disposition of OREO properties with minimal losses

(Unaudited; 2015Q4 derived from audited financial statements. $ in thousands)
** Non-GAAP financial measure; adjusted allowance is provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans; (reconciliation to the most comparable GAAP measure is presented in the Appendix).*
(1) Financial comparisons to December 31, 2015 and the three months then ended.

Conclusions

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Our focus for the remainder of 2016:

- ***Complete the integration of First Capital***
  - Build upon the business momentum begun in the first quarter
  - Successfully execute the systems conversions in May
  - Round-out coverage in the market with our full suite of products and capabilities
- ***Continue to leverage the investment in capabilities and capacity made in past years***
  - Increase banker productivity as newer bankers build their portfolios and add new customers
  - Focus on cross-selling opportunities, deepening relationships and expanding noninterest income sources of revenue
  - Focus on attractive, high-growth markets where we believe we can carve out a competitive niche and/or leverage current excess capacity.
  - Expand marketing to customers that are more likely to use multiple products.
- ***Make steady and meaningful progress toward higher returns***
  - Seek opportunities for increasing margins and deploying talent to drive higher profitability
  - Continue to demonstrate disciplined expense management
  - Thoughtfully manage capital while maintaining a strong balance sheet with capacity for growth
- ***Remain attuned to possible M&A transactions that would enhance franchise/shareholder value, allow us to better serve our customers, and provide opportunities for our employees***

Reconciliation of Non-GAAP Measures

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PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)

	March 31, 2016 (Unaudited)	December 31, 2015 (Unaudited)	March 31, 2015 (Unaudited)
Adjusted net income (three months)			
Pretax income (as reported)	$ 4,615	$ 5,727	$ 5,608
Plus: merger-related expenses	5,193	1,396	122
(gain) loss on sale of securities	6	-	-
Adjusted pretax income	9,814	7,123	5,730
Tax expense	3,646	2,332	1,867
Adjusted net income	$ 6,168	$ 4,791	$ 3,863
Divided by: weighted average diluted shares	52,599,584	44,322,428	44,326,833
Adjusted net income per share	0.12	$ 0.11	$ 0.09
Estimated tax rate for adjustment	*34.00%*	*32.75%*	*34.23%*
Adjusted noninterest income			
Noninterest income (as reported)	$ 4,727	$ 4,523	$ 4,501
Less: (gain) loss on sale of securities	6	-	-
Adjusted noninterest income	$ 4,733	$ 4,523	$ 4,501
Adjusted noninterest expenses			
Noninterest expenses (as reported)	$ 26,153	$ 18,362	$ 19,139
Less: merger-related expenses	(5,193)	(1,396)	(122)
Adjusted noninterest expenses	$ 20,960	$ 16,966	$ 19,017
Adjusted operating expense			
Noninterest expenses (as reported)	$ 26,153	$ 18,362	$ 19,139
Less: merger-related expenses	(5,193)	(1,396)	(122)
Less: amortization of intangibles	(458)	(347)	(347)
Adjusted operating expense	$ 20,502	$ 16,619	$ 18,670
Adjusted operating revenues			
Net Interest Income (as reported)	$ 26,597	$ 19,975	$ 20,426
Plus: noninterest income (as reported)	4,727	4,523	4,501
Less: (gain) loss on sale of securities	6	-	-
Adjusted operating revenues	$ 31,330	$ 24,498	$ 24,927
Adjusted operating expense to adjusted operating revenues			
Adjusted operating expense	$ 20,502	$ 16,619	$ 18,670
Divided by: adjusted operating revenues	31,330	24,498	24,927
Adjusted operating expense to operating revenues	65.44%	67.84%	74.90%
Adjusted return on average assets			
Adjusted net income	$ 6,168	$ 4,791	$ 3,863
Divided by: average assets	3,132,625	2,480,983	2,383,306
Multiplied by: annualization factor	4.02	3.97	4.06
Adjusted return on average assets	0.79%	0.77%	0.66%
Return on average assets	0.55%	0.60%	0.64%
Adjusted return on average equity			
Adjusted net income	$ 6,168	$ 4,791	$ 3,863
Divided by: average common equity	348,556	284,671	278,187
Multiplied by: annualization factor	4.02	3.97	4.06
Adjusted return on average equity	7.12%	6.68%	5.63%
Return on average equity	3.16%	5.26%	5.52%

Non-GAAP Financial Measures

Tangible assets, tangible common equity, average tangible common equity, tangible book value, adjusted net income, adjusted noninterest income, adjusted operating revenues, adjusted noninterest expense, adjusted operating expenses, adjusted allowance for loan losses, and related ratios and per share measures, including adjusted return on average assets, adjusted return on average equity and adjusted return on average tangible common equity, as used throughout this release, are non-GAAP financial measures. Management uses (i) tangible assets, tangible common equity and tangible book value (which exclude goodwill and other intangibles from equity and assets), and related ratios, to evaluate the adequacy of shareholders' equity and to facilitate comparisons with peers; (ii) adjusted allowance for loan losses (which includes net FMV adjustments related to acquired loans) as supplemental information for comparing the combined allowance and fair market value adjustments to the combined acquired and non-acquired loan portfolios (fair market value adjustments are available only for losses on acquired loans); and (iii) adjusted net income and adjusted noninterest income (which exclude merger-related expenses and gain or loss on sale of securities, as applicable), adjusted noninterest expense (which excludes merger-related expenses), adjusted operating expense (which excludes merger-related expenses and amortization of intangibles) and adjusted operating revenues (which includes net interest income and noninterest income and excludes gain or loss on sale of securities, as applicable) to evaluate core earnings and to facilitate comparisons with peers.

Reconciliation of Non-GAAP Measures

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PARK STERLING CORPORATION
RECONCILIATION OF NON-GAAP MEASURES
($ in thousands, except per share amounts)

		March 31, 2016 (Unaudited)		December 31, 2015 (Unaudited)		March 31, 2015 (Unaudited)
Tangible common equity to tangible assets						
Total assets	$	3,153,737	$	2,514,264	$	2,397,864
Less: intangible assets		(76,520)		(38,768)		(39,809)
Tangible assets	$	3,077,217	$	2,475,496	$	2,358,055
Total common equity	$	349,511	$	284,704	$	279,118
Less: intangible assets		(76,520)		(38,768)		(39,809)
Tangible common equity	$	272,991	$	245,936	$	239,309
Tangible common equity	$	272,991	$	245,936	$	239,309
Divided by: tangible assets		3,077,217		2,475,496		2,358,055
Tangible common equity to tangible assets		8.87%		9.93%		10.15%
Common equity to assets		11.08%		11.32%		11.64%
Tangible book value per share						
Issued and outstanding shares		53,038,020		44,854,509		44,877,194
Less: nondilutive restricted stock awards		(785,658)		(959,305)		(882,178)
Period end dilutive shares		52,252,362		43,895,204		43,995,016
Tangible common equity	$	272,991	$	245,936	$	239,309
Divided by: period end dilutive shares		52,252,362		43,895,204		43,995,016
Tangible common book value per share	$	5.22	$	5.60	$	5.44
Common book value per share	$	6.69	$	6.49	$	6.34
Adjusted return on average tangible common equity						
Average common equity	$	348,556	$	284,671	$	278,187
Less: average intangible assets		74,773		38,934		40,018
Average tangible common equity	$	273,783	$	245,737	$	238,169
Net income	$	2,741	$	3,775	$	3,783
Divided by: average tangible common equity		273,783		245,737		238,169
Multiplied by: annualization factor		4.02		3.97		4.06
Return on average tangible common equity		4.03%		6.09%		6.44%
Adjusted net income	$	6,168	$	4,791	$	3,863
Divided by: average tangible common equity		273,783		245,737		238,169
Multiplied by: annualization factor		4.02		3.97		4.06
Adjusted return on average tangible common equity		9.06%		7.74%		6.58%
Adjusted allowance for loan losses						
Allowance for loan losses	$	9,832	$	9,064	$	8,590
Plus: acquisition accounting FMV adjustments to acquired loans		33,589		28,173		32,209
Adjusted allowance for loan losses	$	43,421	$	37,237	$	40,799
Divided by: total loans (excluding LHFS)	$	2,312,732	$	1,769,988	$	1,647,061
Adjusted allowance for loan losses to total loans		1.88%		2.10%		2.48%
Allowance for loan losses to total loans		0.43%		0.52%		0.53%
Allowance for loan losses to non-acquired loans						
Allowance for loan losses	$	9,832	$	9,064	$	8,590
Divided by: non-acquired loans, net of deferred costs		1,447,013		1,366,949		1,153,831
Allowance for loan losses to non-acquired loans		0.68%		0.66%		0.74%
Allowance for loan losses to total loans		0.43%		0.52%		0.53%

Note

As contemplated during the Bank's 2010 public offering, the Company awarded certain performance-based restricted shares to officers and directors following the holding company reorganization. These shares vest one-third each when the Company's stock price per share reaches the following performance thresholds for 30 consecutive trading days: (i) 125% of offer price ($8.13); (ii) 140% of offer price ($9.10); and (iii) 160% of offer price ($10.40). These anti-dilutive restricted shares are issued (and thereby have voting rights), but are not included in earnings per share or tangible book value per share calculations until they vest (and thereby have economic rights). There were 436,590 shares outstanding at March 31, 2016 and 554,400 shares outstanding at each of December 31, 2015, September 30, 2015, June 30, 2015 and March 31, 2015.

Peer Group Comparisons – Earnings Profile

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Adjusted Return on Average Assets (%) (annualized)*



0.96 0.92 0.58
1.01 0.82 0.59
1.09 0.97 0.81
1.08 0.94 0.76
0.66 0.73 0.76 0.77 0.79
0.64 0.71 0.77 0.60 0.35
2015Q1 2015Q2 2015Q3 2015Q4 2016Q1
75th % 50th % 25th % PSTB (adj)* PSTB

Adjusted Return on Average Equity (%) (annualized)*



8.77 7.17 6.38
9.49 6.36 5.87
9.22 7.98 6.89
9.21 8.47 7.11
5.63 6.26 6.69 6.68 7.12
5.52 6.10 6.71 5.26 3.16
2015Q1 2015Q2 2015Q3 2015Q4 2016Q1
75th % 50th % 25th % PSTB (adj)* PSTB

Adjusted Net Interest Margin (%) (annualized)*



4.26 3.75 3.49
4.14 3.89 3.42
4.11 3.78 3.40
4.09 3.79 3.38
3.84 3.78 3.58 3.52 3.78
3.78 3.77 3.57 3.54 3.75
2015Q1 2015Q2 2015Q3 2015Q4 2016Q1
75th % 50th % 25th % PSTB (adj)* PSTB

Adjusted Oper Expense to Adjusted Oper Revenue (%) (annualized)*



75.42 69.34 60.42
82.09 68.75 58.55
72.05 67.42 58.49
76.13 70.11 59.42
75.39 71.80 71.46 73.54 82.03
74.90 71.13 71.49 67.84 65.44
2015Q1 2015Q2 2015Q3 2015Q4 2016Q1
75th % 50th % 25th % PSTB (adj)* PSTB

Source: SNL and company data
* Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Peer Group Comparisons – Capital and Liquidity

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Tier 1 Leverage Ratio (%)


14.00
12.00
10.00
8.00
6.00
4.00
2.00
11.00
11.09
10.92
11.00
9.76
11.73 10.15 9.53
11.18 9.91 9.22
11.31 9.44 9.11
10.68 9.42 9.01
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
75th %
50th %
25th %
PSTB

Reliance on Wholesale Funding (%)


20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
16.55
18.45
16.02
16.77
15.50
12.67 11.21 7.76
16.57 10.71 8.32
15.50 11.03 7.31
16.04 10.49 6.95
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
75th %
50th %
25th %
PSTB

Tangible Common Equity* / Tangible Assets* (%)


12.00
10.00
8.00
6.00
4.00
2.00
10.15
9.99
10.02
9.93
8.87
10.24 9.73 8.39
10.16 9.28 8.23
10.28 9.26 8.27
10.30 9.11 8.22
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
75th %
50th %
25th %
PSTB*

On-Hand Liquidity#/Liabilities (%)


20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
17.58
17.33
18.66
16.35
13.98
16.20 12.67 9.73
14.41 12.24 7.62
13.03 11.02 8.18
14.23 9.63 8.64
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
75th %
50th %
25th %
PSTB

Source: SNL and company data # On-hand liquidity includes interest –bearing balances, securities and Fed funds sold, less Fed funds purchased and pledged securities. * Non-GAAP financial measure (reconciliation to the most comparable GAAP measure is presented in the Appendix).

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Peer Group Comparisons – Asset Quality

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NPLs to Total Loans (%)


2.50
2.00
1.50
1.00
0.50
0.60
0.52
0.50
0.47
0.42
2.38 1.87 0.71
2.26 1.40 0.53
2.02 1.44 0.75
2.02 1.33 0.71
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
75th %
50th %
25th %
PSTB

NPAs to Total Assets (%)


2.50
2.00
1.50
1.00
0.50
0.83
0.75
0.67
0.54
0.44
2.32 1.74 0.88
1.95 1.47 0.81
1.96 1.39 0.72
2.13 1.16 0.64
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
75th %
50th %
25th %
PSTB

Allowance for Loan Losses to Total Loans (%)


3.00
2.50
2.00
1.50
1.00
0.50
2.53
2.39
2.25
2.14
1.91
0.53
0.51
0.51
0.52
0.43
1.38 1.21 0.87
1.33 1.21 0.81
1.27 1.13 0.77
1.24 1.00 0.75
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
75th %
50th %
25th %
PSTB - Adjusted*
PSTB

Annualized NCOs to Average Loans (%)


0.25
0.20
0.15
0.10
0.05
(0.05)
(0.10)
0.23 0.12 0.07
0.16 0.11
0.10 0.07 0.04
0.16 0.06
(0.04)
0.08
(0.07)
0.02
(0.04)
2015Q1
2015Q2
2015Q3
2015Q4
2016Q1
75th %
50th %
25th %
PSTB

Source: SNL and company data *Non-GAAP measure; adjusted allowance is provided as supplemental information for comparing the combined allowance and FMV adjustments to the combined acquired and non-acquired loan portfolios. FMV adjustments are available for losses only on acquired loans. Reconciliation to closest GAAP measure provided in Appendix.

Peer group percentiles include publicly-held financial institutions identified in Appendix.

Acquired Loans

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For the Period Ended

	2015Q1	2015Q4	2016Q1	Linked Quarter Change	% Change
Acquired Loans and Fair Market Value (FMV) Adjustments					
Non-acquired loans	$1,153,831	$1,366,949	$1,447,013	80,064	6%
Purchased performing loans	343,770	282,081	732,076	449,995	160%
Less: remaining FMV adjustments	(2,692)	(2,132)	(6,050)	(3,918)	184%
Purchased performing loans, net	341,078	279,949	726,026	446,077	159%
Purchased credit impaired (PCI) loans	149,459	120,957	133,644	12,687	10%
Less: remaining FMV adjustments	(29,516)	(26,040)	(27,539)	(1,499)	6%
PCI loans, net	119,943	94,917	106,105	11,188	12%
Total loans	$1,614,852	$1,741,815	$2,279,144	$ 537,329	31%
Purchased performing and PCI as % of total loans	31%	23%	38%		
Purchased Performing FMV Adjustments					
Beginning FMV adjustment on purchased performing loans	$ (2,974)	$ (2,194)	$ (2,132)	$ 62	-3%
Increase from First Capital	-	-	(5,200)	(5,200)	100%
Accretion to interest income:					
First Capital	-	-	1,027	1,027	100%
All other mergers	282	62	255	193	311%
Ending discount on purchased performing loans	$ (2,692)	$ (2,132)	$ (6,050)	$ (3,918)	184%
PCI FMV Adjustments					
Beginning contractual principal and interest	$ 175,452	$ 140,269	$ 153,124	$ 12,855	9%
Nonaccretable difference	(17,044)	(12,843)	(14,975)	(2,132)	100%
Expected cashflows as of the end of period	158,408	127,426	138,149	10,723	100%
Accretable yield	(38,465)	(32,509)	(32,044)	465	100%
Ending basis in PCI loans- estimated fair value	$119,943	$ 94,917	$106,105	$ 11,188	12%
Beginning accretable yield	$ (40,540)	$ (35,049)	$ (32,509)	$ 2,540	-7%
Increase from First Capital	-	-	(1,663)	(1,663)	100%
Servicing income	1,886	1,437	1,754	317	22%
Accretion to interest income:				-	100%
First Capital	-	-	(60)	(60)	100%
All other mergers	1,465	1,438	1,328	(110)	-8%
Reclass to (from) non-accretable yield	(1,155)	(553)	(993)	(440)	80%
Other adjustments	(121)	218	99	(119)	-55%
Period end accretable yield**	$ (38,465)	$ (32,509)	$ (32,044)	$ 465	-1%

*(Unaudited; 2015Q4 derived from audited financial statements; $ in thousands. **difference between the remaining FMV discount on PCI loans and the period end accretable yield is a function of projected estimated expected interest income being included in the period end accretable yield.*

Peer Group

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- The peer institutions listed below have been selected based on the following criteria:
  - Publicly traded financial institution
  - Generally headquartered in the Carolinas, Virginia or Georgia
  - Total assets between $1 billion and $10 billion
  - Material presence in Park Sterling's current operating markets (generally, based on branch presence)
  - Consistent with peer group recommendations from external compensation consultant

	Insitution	Ticker	Exchange	State	City	Total Assets ($ in thousands)	Market Capitalization ($ in millions)	Dividend Yield (% annualized)	Price / Tangible Book Value (%)	Price / LTM EPS (%)
1	American National Bankshares Inc.	AMNB	NASDAQ	VA	Danville	$ 1,547,598	$ 213.0	3.88	141.0	14.3
2	Ameris Bancorp	ABCB	NASDAQ	GA	Moultrie	5,597,184	977.8	0.71	222.6	22.2
3	BNC Bancorp	BNCN	NASDAQ	NC	High Point	5,668,183	849.9	0.96	193.4	16.8
4	Community Bankers Trust Corporation	ESXB	NASDAQ	VA	Richmond	1,180,557	106.5	-	104.7	NM
5	CommunityOne Bancorp	COB	NASDAQ	NC	Asheboro	2,397,265	316.5	-	119.1	44.9
6	Fidelity Southern Corporation	LION	NASDAQ	GA	Atlanta	3,847,923	398.2	3.07	123.6	9.5
7	First Bancorp	FBNC	NASDAQ	NC	Southern Pines	3,362,964	368.4	1.72	137.6	14.3
8	First Community Bancshares, Inc.	FCBC	NASDAQ	VA	Bluefield	2,462,275	339.5	2.93	145.8	14.6
9	Hampton Roads Bankshares, Inc.	HMPR	NASDAQ	VA	Virginia Beach	2,070,336	289.5	-	99.8	3.1
10	HomeTrust Bancshares, Inc.	HTBI	NASDAQ	NC	Asheville	2,728,552	330.7	-	98.4	37.5
11	**Park Sterling Corporation**	**PSTB**	**NASDAQ**	**NC**	**Charlotte**	**2,516,797**	**347.6**	**1.83**	**119.5**	**17.7**
12	State Bank Financial Corporation	STBZ	NASDAQ	GA	Atlanta	3,470,067	716.2	2.90	146.3	25.1
13	South State Corporation	SSB	NASDAQ	SC	Columbia	8,565,099	1,527.3	1.77	226.6	15.4
14	TowneBank	TOWN	NASDAQ	VA	Portsmouth	6,296,584	997.6	2.49	158.2	15.8
15	Union Bankshares Corporation	UBSH	NASDAQ	VA	Richmond	7,700,620	1,065.5	3.13	160.1	16.3
16	United Community Banks, Inc.	UCBI	NASDAQ	GA	Blairsville	9,627,902	1,284.6	1.56	149.1	16.5
17	Yadkin Financial Corporation	YDKN	NYSE	NC	Raleigh	4,474,627	1,185.1	1.74	184.1	16.7
										-
	MEDIAN					**$ 3,470,067**		**1.74**	**145.8**	**16.4**

Source: SNL Financial; financial data as of December 31, 2015; market data as of April 11, 2016.